COPLEY FUND, INC.

PROSPECTUS

COPLEY FUND, INC.

Ticker Symbol COPLX

Investment Objective
Accumulation of Dividend Income

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

June 28, 2013

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investment Products Offered:

•    Are not FDIC insured
•    May lose value
•    Are not bank guaranteed

COPLEY FUND, INC.

INVESTMENT OBJECTIVE

The Fund seeks to generate and accumulate dividend income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions		None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		0.00%
Other Expenses		5.48%
Net deferred taxes*	4.43%
Operating Division Expenses	0.05%
Total Annual Fund Operating Expenses		6.23%
Fee Waiver (a)		(.09)%
Total Annual Fund Operating Expenses After Fee Waiver (b)		6.14%

(a)	The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to waive $60,000 of its fee. This agreement is effective for the period from March 1, 2013 through February 28, 2014. After February 28, 2014 the Adviser or the Fund can choose not to continue the agreement.
(b)	In comparing the Copley Fund to other mutual funds investors should consider the Fund’s unique tax characteristics related to the accrual of deferred taxes. Please see “Tax on Unrealized Appreciation” on page 9. The Fund is required to include deferred taxes in calculating its expense ratio even though they are not currently payable. The Fund’s total annual operating expense ratio after advisory fee waiver and without the inclusion of net regular and deferred taxes is 1.59%.
*	The components of the net deferred taxes consist of deferred tax of $2,825,239, or 4.43% of average net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Fund’s operating expenses remain the same. The example also assumes that the current contractual fee waiver is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$610	$1,828	$3,015	$5,858

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 90% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System. The Fund invests, in stocks from a variety of industries included in the energy, communication, financial, pharmaceutical, insurance, retail and pipeline sectors. These are some of the sectors within the economy which the Adviser believes will contain companies which pay relatively high dividends which are increased on a regular and consistent basis.

Principal Investment Risks

The Fund invests primarily in equity securities that fluctuate in value. Political and economic news and events can influence market wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry. The Fund invests primarily in companies that pay dividends. There is a risk that these companies could stop paying dividends. The Fund often invests a significant portion of its assets in public utility companies. This results in the Fund’s performance being closely tied to conditions affecting that industry such as interest rate sensitivity, regulatory changes, environmental issues, natural gas and coal prices and the risks associated with the operation of nuclear power plants. Shareholder would lose money if the Fund were to be held liable for any federal accumulated earnings tax. The Fund is not a regulated investment company (RIC). Hence, it is liable for taxes which are payable from Fund assets. Loss of money is a risk of investing in the Fund.

Bar Chart and Performance Table

The information in the bar chart and table that follows provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years and for the life of the Fund compare to those of broad measures of market performance.

The Fund’s past performance (after taxes) is not necessarily an indication of how the Fund will perform in the future.

Figure 1

During the ten-year period shown in the above chart, the highest quarterly return was 11.97% (for the quarter ended June 30, 2003) and the lowest quarterly return was (18.28)% (for the quarter ended December 31, 2007).

The following table shows the Fund’s average annual returns (after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2012. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are calculated using the highest individual federal marginal income tax rate and do not include the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Redemption” may be greater than the “Return Before Taxes” because you are assumed to be able to use the capital loss on the sale of shares to offset other taxable gains.

Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	4.89%	1.84%	4.81%
Comparative Index (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	16.00%	1.66%	7.10%

*	The Fund has a policy not to make distributions.

Investment Adviser

Copley Financial Services Corp. is the investment adviser of the Fund.

Portfolio Manager

The portfolio manager of the Fund is Irving Levine. He has been portfolio manager since the Fund’s inception in 1978.

Purchase and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships or trusts is $1,000. There is a $100 minimum for subsequent investments.

You may redeem your shares at any time by written request, telephone or wire transfer on any business day.

Tax Information

The Fund does not normally make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank) you may be charged a fee or commission. The Fund receives no portion of any such fee and makes no payments to Broker-Dealers or other Financial Intermediaries for the sale of Fund shares.

COPLEY FUND, INC.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is the generation and accumulation of dividend income. The Fund’s secondary objective is long-term capital appreciation.

INVESTMENT STRATEGIES

Most mutual funds are organized as Regulated Investment Companies (RICs) under Subchapter M of the Internal Revenue Code. Regulated Investment Companies are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from the investments as dividends. These funds may escape corporate taxation because, unlike ordinary corporations, they are entitled to claim a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to its shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and the net tax exempt interest income. The individual shareholder is the person responsible for federal and where applicable state income taxes on the earnings of the mutual fund.

The Copley Fund is not a RIC. It is organized as a regular corporation (C corporation). Like a RIC, Copley uses its corporate structure to create dividend and interest income. Unlike a RIC, Copley is entitled to use the dividends received deduction whereby up to 70% of the dividend income received, or 70% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 35%. Unless the Fund is subject to an accumulated earnings tax (see “Principal Risks” below), the taxation of current earnings and profits at the Fund level, rather than at the shareholder level, is deemed by the Board of Directors to be in the best interest of all shareholders. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders may have to recognize taxable income when they redeem shares. The difference in the amount received and the cost basis of the securities redeemed, will be either a capital gain or a capital loss. Capital gains are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The Fund pays federal income taxes on any net realized capital gain at the statutory rate, presently 35%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Fund during each taxable year.

Principal Investments

The Fund invests substantially all of its assets in the equity securities (stocks) of (1) companies with strong balance sheets and with histories of dividend increases and (2) companies whose earnings growth potential enhances prospects for future increases in dividend rates. The Fund’s Investment Manager (“Manager”) expects that more than 80% of the Fund’s assets will be invested in such equity securities. These common stocks and preferred stocks entitle the holder to participate in a company’s general operating results. Because of their history of paying dividends the Fund may, at times, invest a substantial portion of its assets in public utility companies. (See “Principal Risks” below.)

Temporary Investments

The Manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances the Fund may be unable to pursue its investment goals because it may not invest in equity securities. At such times, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in money market securities, short-term U.S. government obligations and short term debt securities.

Operating Business

In an effort to enhance its performance and to preserve and promote its investment goal in the context of adverse tax law changes more fully discussed under “Principal Risks” the Fund has engaged, on a limited basis, in the luggage and related products business. In order to maintain the Fund’s status as a diversified investment company the value of the operating business is limited to 24% or less of the Fund’s total assets and the gross profit therefrom is limited to 10% or less of the Fund’s total annual gross income.

The Fund will normally invest at least 80% of its assets in securities which are listed on the major exchanges, i.e., NYSE and Nasdaq. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices; however, these are not principle strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.

PRINCIPAL RISKS

You may lose money on your investment in the Fund.

Stocks

While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The stocks in which the Fund principally invest are subject to those risks.

Because the securities the Fund holds fluctuate in price, this means you could lose money over short or even extended periods. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.

Utilities Industry

While the Fund does not invest more than 25% of its assets in any one industry it may, at times, have a substantial portion of its assets invested in public utility companies. At such times the Fund’s performance is closely tied to conditions affecting the public utilities industry, which may change rapidly. Utility company securities are particularly sensitive to interest rate movements; when interest rates rise, the stock prices of these companies tend to fall. On-going regulatory changes have led to greater competition in the industry and the emergence of non-regulated providers as a significant part of the industry, which may make some companies less profitable. In addition, the industry is subject to risks associated with the difficulty of obtaining adequate returns on invested capital in spite of frequent rate increases and of financing large construction programs during inflationary periods; restrictions on operations and increased costs due to environmental and safety regulations; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; risks associated with the operation of nuclear power plants; and the effects of energy conservation and other factors affecting the level of demand for services.

Operating Business Tax Risk

The Manager believes that the conduct of the operating business eliminates or, at the least, minimizes the risk that the Fund will be subject to federal accumulated earnings tax. In the event the Manager’s position is challenged by the IRS or changes are made to existing tax laws and regulations the Fund could be held liable for accumulated earnings tax by the IRS. In this event the Fund’s net asset value would be reduced by any such liability and each shareholder would incur a proportionate decrease in the value of their account.

Tax on Unrealized Appreciation

Federal and, where applicable, state income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Fund currently is required to accrue a liability, on a day to day basis, for all unrealized appreciation at the estimated statutory federal and, if applicable, state income tax rates. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation is removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the Fund. The Fund has a history of purchasing solid securities and holding the securities for long periods of time. Therefore, the deferred income tax liability associated with these securities will also, by historical practice, be a long term liability.

This risk is discussed in further detail in this Prospectus under “Distribution and Taxes.”

FUND MANAGEMENT

Board of Directors

The business and affairs of the Fund are managed under the supervision of its Board of Directors. The Board approves all significant agreements between the Fund and its service providers, including agreements with the Fund’s investment advisor, transfer agent and custodian. A majority of the Fund’s Directors are not affiliated with the investment advisor of the Fund.

Investment Advisor

Copley Financial Services, Corp. P.O. Box 3287, Fall River, Massachusetts, 02722 is the Fund’s investment manager pursuant to an advisory agreement last approved by the Board on May 29, 2013. A discussion regarding the basis for the Board of Directors’ approval of the advisory agreement is available in the Funds’ Annual Report to Shareholders for the period ended February 29, 2012. Mr. Irving Levine is responsible for the Fund’s management. He is president of the Manager and has managed the Fund since its inception in 1978. For its services the Manager received a fee of .66% of average net assets during the last fiscal year. This figure reflects a $60,000 contractual fee waiver. Without such waiver the fee would have been .75% of average net assets. The Advisor has agreed to make such waiver through February 28, 2014. After that time the Advisor or the Fund can choose not to continue the agreement. For the fiscal year ended February 28, 2013, the Fund’s ratio of total annual operating expenses to average net assets was 6.23%. This ratio includes deferred income taxes and does not include the investment advisory fee waiver. Without including these deferred taxes, which are not an actual operating expense of the Fund, and including the investment advisory fee waiver, the ratio would be 1.59%. Management believes this ratio is more appropriate for comparison to other funds.

The Fund and its Manager have adopted Codes of Ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics do permit, under limited circumstances, personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The Code applies also to the Fund’s Principal Executive Officer and Principal Financial Officer, who, in this case is Mr. Levine.

The Manager was organized in 1978 to serve as investment adviser to the Fund. Providing investment advisory services to the Fund is its only business. Mr. Irving Levine, as portfolio manager, is primarily responsible for the day to day management of the Fund’s portfolio. Mr. Levine is an officer and Director of the Fund. He has more than 40 years investment experience and has been a portfolio manager with the Manager since 1978.

The Fund’s Statement of Additional Information provides additional information on Mr. Levine, including a description of his compensation, other accounts managed, and his ownership of securities in the Fund.

Portfolio Manager

Mr. Irving Levine has been the Fund’s Portfolio Manager since the Fund’s inception in 1978. He is primarily responsible for the day-to-day management of the Fund’s Portfolio. He is assisted by an investment committee. Committee members share responsibility for providing ideas, information and knowledge in managing the Fund and each committee member has one or more areas of expertise. The portfolio manager is responsible for making daily investment decisions and utilizing the investment committee’s input when making buy and sell decisions.

The Statement of Additional Information provides details about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund Shares.

DISTRIBUTION AND TAXES

The Fund does not make income or capital gains distributions. It is taxed as a regular corporation under the Internal Revenue Code. Accordingly, the Fund retains all net investment income and realized capital gains, if any, to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund except upon sale of shares or the receipt of distributions.

The Fund will pay an income tax on any net capital gains realized during a taxable year at the statutory rates noted above. The Fund will also accrue deferred income taxes on appreciated securities as discussed in the following paragraphs. The Fund may carry net capital losses forward for five years as an offset against net capital gains that are subject to taxation in a given year.

When stocks increase in value in excess of their cost (appreciate), the appreciation is captured in an asset account called unrealized appreciation. This accounting treatment permits the Fund to record stocks at their original cost and, in addition, to record any appreciation associated with the overall portfolio. If stocks decrease in value below their original cost (depreciate), the stock’s recorded value is lowered to the current market price.

The Fund is required to mark its portfolio to current market prices on a daily basis. Therefore, on any given day, the value of the Fund will include the current market values for each stock contained in the portfolio which will include all recorded appreciation and depreciation associated with the portfolio. This is an important concept that permits the Fund to be priced at a dollar value that reflects the overall value of the assets held.

When stocks increase in value over their original cost, the increase called appreciation is subject to taxation when the stocks are actually sold. Until the appreciated securities are sold, the appreciation is deemed to be “unrealized” and is not subject to taxation. Even though the unrealized appreciation is not currently subject to taxation, the Fund is required to assume that at some point the securities will be sold and therefore require that the income tax obligation associated with the recorded appreciation be determined and shown as a liability, called deferred income taxes, on the Fund’s balance sheet. Albeit the securities may not be sold for many years, the Fund has an obligation to record the deferred tax liability in the accounting period in which the unrealized appreciation is recorded. Conversely, the Fund may decrease the deferred tax liability in periods where previously recorded appreciation is reduced due to market conditions.

Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain tax management techniques and strategies described in the Prospectus. The Fund intends to evaluate continuously the operations of the Fund under the current federal and state tax laws as well as various alternatives available.

Since the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the Federal accumulated earnings tax (the “AET”). The AET is imposed on a corporation’s accumulated taxable income (the “ATI”) for each taxable year at the rate of 20%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a “mere holding or investment company.”

In the early part of 1987, the Fund commenced activities in the luggage and related products trade business. The business is operated as a division of the Fund. The value of business assets and their earnings are included in the net assets of the Fund. The assets of the operating division should not result in the Fund ceasing to be an open-end investment company under the Act. Management believes that under existing law the Fund’s operation of its active trade or business prevents the Fund from being classified as a “mere holding or investment company” for purpose of the AET. Under that proposition, the Fund is entitled to a dividends paid deduction from ATI for that portion of Fund redemptions representing the amount of undistributed earnings accumulated since the inception of the Fund and through the date of redemption allocable to the redeemed shares.

The Internal Revenue Service has in the past accepted the Manager’s position that the Fund is not a mere holding or investment company since the Fund is conducting an operating business. Of course the Service could change their position on future audits. Provided the Fund manages accumulated and annual earnings and profits, in excess of $250,000, in such a manner that the funds are deemed to be obligated or consumed by capital losses, redemptions and expansion of the operating division, the Fund should not be held liable for the accumulated earnings tax by the Internal Revenue Service.

The Internal Revenue Service selected for examination the Fund’s income tax return filed for the fiscal year ending February 28, 1999. This routine examination commenced in May 2001 resulted in a no change letter issued by the IRS on March 14, 2002.

YOUR ACCOUNT

Account Application and Buying Shares

If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see next page).

Foreign Investors. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Buying Shares

Through your investment representative:

Opening an account — contact your investment representative
Adding to an account — contact your investment representative

By Mail:

Opening an account — Make your check payable to the Copley Fund, Inc.

Mail the check and your signed application to the Fund at:

c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

Adding to an account — Make your check payable to the Copley Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to the Fund at:

c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

By Wire: 1-877-811-2751

Opening an account — Call to receive instructions.
Adding to an account — Call to receive a wire control number and wire instructions.

Retirement Plans

The Fund does not offer any retirement plans.

Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Requests to sell $50,000 or less can be made with a simple letter. However, to protect you and the Fund we will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, if:

•	You are selling more than $50,000 worth of shares
•	You want your proceeds paid to someone who is not a registered owner
•	You want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account.
•	You have changed the address on your account by phone within the last 15 days.

We may also require a medallion signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

A MEDALLION SIGNATURE GUARANTEE HELPS PROTECT YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND SECURITIES DEALERS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

Selling Recently Purchased Shares

If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more, but not more than 15 calendar days.

Redemption Fees

Redemption Fee. Shares purchased and redeemed within ten (10) days of their purchase are subject to a redemption fee equal to 2% of the NAV next calculated after receipt of the redemption request in proper form. This redemption fee is intended to discourage short term trading. The fee is charged on the proceeds of the redemption. The fee is paid to the Fund and included in its net assets for the benefit of the remaining shareholders. This fee is waived if an investor establishes a systematic withdrawal plan when opening an account.

Redemption Proceeds

Your redemption check will be sent within three business days after we receive your request. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

Selling Shares

To sell some or all of your shares

Through your investment representative — Contact your investment representative

By Mail — Send written instructions and endorsed share certificates (if you have share certificates) to the Fund at:

c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

Partnership or trust accounts may need to send additional information.

Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and additional documents, as well as medallion signature guarantees if required.

A check will be mailed to the name(s) and address on the account.

Systematic Withdrawal Program

Each Shareholder owning shares with an aggregate value of $10,000 or more shall have the right to redeem a portion of his shares in equal dollar amounts on a monthly basis. Such right may be exercised by delivery of a written election to so redeem to the Transfer Agent, accompanied by a surrender of all share certificates then outstanding in the name of such Shareholder, properly endorsed by him. This plan may, and probably will, involve the use of principal and, depending on the amount withdrawn, the investor’s principal may eventually be depleted. No additional charge to the Shareholder is made for this service. A sufficient number of shares will be liquidated at intervals (i.e., monthly or quarterly) at the then current net asset value attributable to such shares of the date of liquidation to meet withdrawals specified. Systematic withdrawals are processed or can be processed on any day of the month.

For tax purposes, withdrawal payments may not be considered as income, and investors are urged to consult their own tax advisors regarding the tax treatment of withdrawals.

An investor may terminate the plan at any time by delivering written notice to the Transfer Agent. If all shares held by the investor are liquidated at any time, the plan will terminate automatically. The Fund or its investment advisor may terminate the plan at any time after reasonable notice to the investor.

Investors making the requisite $10,000 investment in shares who wish to elect redemption under the Systematic Withdrawal Program should complete the Systematic Withdrawal Application at the end of this Prospectus and forward it to:

Copley Fund, Inc.
c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

ACCOUNT POLICIES

When and How Net Asset Value is Calculated

The NAV is calculated as of the close of trading on the New York Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day’s NAV. Currently, the Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Fund’s securities are valued each day at their market value, which usually means the last quoted sales price on a security’s principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities, including securities in which the quotations are considered to be unreliable due to significant market or other events are priced at their fair value as determined in good faith pursuant to procedures adopted by the Fund’s Board of Directors. Part of the assets of the operating division consist of inventory and is valued at its fair value as determined by the Board of Directors.

The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund’s NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing. To understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectus. The Fund does not currently hold any such investments.

Transactions Through Third Parties. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisors. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers or agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund’s investment advisor. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund’s NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.

Accounts with Low Balances

If the value of your account falls below $500 because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum INITIAL investment amount of $1,000. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

Statement and Reports

You will receive confirmations and account statements that show your account transactions. You will also receive the Fund’s financial reports every six months.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the Fund.

Joint Accounts

Unless you specify a different registration, accounts with two or more owners are registered as “joint tenants with right of survivorship” (shown as “Jt Ten” on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

Additional Policies

Please note that the Fund maintains additional policies and reserve certain rights per Securities and Exchange Commission regulations, including:

The Fund may refuse any order to buy shares.

At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

You may only buy shares of the Fund where it is eligible for sale in your state or jurisdiction.

In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by Federal securities laws and regulations.

For redemptions over a certain amount, or in the case of an emergency, the Fund reserves the right to make payments in securities or other assets of the Fund. In such event Shareholders may incur brokerage costs and are subject to securities risks and tax obligations.

To the extent that the Fund and its agents use reasonable procedures, neither the Fund nor the agents will be liable for any losses or expenses realized.

QUESTIONS

If you have any questions about the Fund or your account, you can write to us at c/o Gemini Fund Services, LLC, 17605 Wright St., Omaha, NE 68137. You can also call us at 1-877-881-2751. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

PRIVACY POLICY

The Fund and Your Personal Privacy

The Copley Fund is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. It is managed by Copley Financial Services Corp., an investment adviser registered under the Investment Advisers Act of 1940.

What Kind of Non-Public Information do We Collect About You if You Become a Shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information You Give Us On Your Application Form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information About Your Transactions With Us and Transactions With the Entities We Hire to Provide Services to You. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions you conduct through them.

What Information do We Disclose and to Whom do We Disclose It?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do We do to Protect Your Personal Information?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

ABUSIVE TRADING PRACTICES

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund’s policies. The Fund receives reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Directors has implemented a 2.00% redemption fee on redemptions within ten (10) days of purchase. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions of the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse affect on the Fund’s performance.

The Fund relies on its service providers to help enforce its market timing policies. For example, the Fund’s transfer agent must determine when a redemption occurs within ten (10) days of a purchase. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

The financial highlights table is intended to help you understand the Fund’s financial performance for the years February 28, 2009 through February 28, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The financial highlights for the years ended February 28, 2010 through 2013 were audited by EisnerAmper LLP. The financial highlights for the year ended February 28, 2009 were audited by Amper, Politiziner & Mattia, LLP.

The annual financial information is included in the Fund’s annual report to Shareholders, a copy of which is available at no charge on request by calling 877-881-2751.

	Fiscal Years Ending February 28 or 29,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$49.89	$46.27	$40.21	$35.80	$44.07
Income (loss) From Operations:
Net investment gain	1.76	1.37	1.21	1.43	1.20
Net gain (loss) from securities (both realized and unrealized)	4.52	2.25	4.85	2.98	(9.47)
Total from operations	6.28	3.62	6.06	4.41	(8.27)
Net Asset Value, End of Year	$56.17	$49.89	$46.27	$40.21	$35.80
Total Return (b)	12.59%	7.82%	15.07%	12.32%	(18.77)%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$65,069	$64,607	$63,075	$56,228	$53,765
Ratio of total expenses, including net regular and deferred taxes, to average net assets*	6.23%	4.60%	8.06%	5.54%	2.40%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets*	1.68%	2.06%	1.95%	1.70%	2.06%
Ratio of net investment and operating income (loss) to average net assets	(1.18)%	0.43%	(3.38)%	3.65%	2.80%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.37%	2.88%	2.74%	3.25%	3.14%
Portfolio turnover rate	0.64%	0.00%	2.90%	1.76%	2.78%
Number of shares outstanding at end of period (in thousands)	1,158	1,295	1,363	1,399	1,502

FINANCIAL HIGHLIGHTS
(Continued)

The financial highlight ratios above do not reflect investment fees waivers $60,000 for the years ended February 28, 2013 through 2010 and $185,972 for the year ended February 28, 2009. If the waivers had been included, the following ratios would apply:

	Fiscal Years Ending February 28 or 29,
	2013	2012	2011	2010	2009
Ratio of total expenses, including net regular and deferred taxes, to average net assets *	6.14%	4.51%	7.96%	5.44%	2.11%**
Ratio of total expenses, excluding net regular and deferred taxes, to average net assets *	1.59%	1.97%	1.85%	1.60%	1.77%
Ratio of net investment and operating income (loss), to average net assets	(1.09)%	0.34%	(3.28)%	3.55%	2.52%
Ratio of net investment and operating income, excluding deferred taxes, to average net assets	3.46%	2.88%	2.84%	3.14%	2.86%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	Includes operating expenses from the Operating Division and subsidiary of $31,019, $35,152, $36,335, $81,764 and $353,018 for fiscal years ending 2013 through 2009, respectively and includes bad debt expense of $356,500 for the year ended February 29, 2012.
**	Excludes a deferred tax benefit of $7,490,467 for the fiscal year ended 2009, since including this amount would generate negative expense ratios for the year.

INVESTMENT APPLICATION

COPLEY FUND, INC.
c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

PLEASE TYPE OR PRINT

Make check payable to Copley Fund, Inc.

Amount of Investment $  Account number
($1,000 minimum) FOR FUND USE ONLY

INDIVIDUAL AND JOINT ACCOUNTS  Joint Accounts must complete both lines 1 and 2

1. INDIVIDUAL

First Name	Middle Initial	Last Name	Social Security Number	Date of Birth

2. JOINT OWNER — Joint accounts may be registered as “AND” (for which both signatures are required for every transaction), or as “OR” (for which either signature will be acceptable).

(Check one)	☐ “AND” ☐ “OR”

Joint Owner

First Name	Middle Initial	Last Name

Joint ownership will be “Joint Tenants With Rights of Survivorship” and not “Tenants In Common” unless otherwise specified.

CORPORATIONS, ORGANIZATIONS, TRUSTS, AND PERSONS ACTING AS FIDUCIARIES

Legal Name	Tax Identification Number
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title
Name of Authorized Officer Partner, Trustee, etc.	Title

UNIFORM TRANSFER TO MINORS ACT (CUSTODIAL ACCOUNTS)

There may be only one custodian and one minor for each account.

 Custodian for

First Name	Middle Initial	Last Name	First Name	Middle Initial	Last Name

under the  Uniform Transfer to Minors Act.

Donor’s State of Residence	Minor’s Social Security Number

MAILING ADDRESS TELEPHONE NUMBERS

Street address	Home: ( )
City, State and Zip Code	Office: ( )

By signing below, under penalties of perjury, I certify that: 1) The number shown on this form is my correct taxpayer identification number, and 2) I am not subject to backup withholding because; (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and 3) I am a U.S. person (including a U.S. resident alien). I further acknowledge that I have the sole responsibility for my investment choices and that I have received and read a current prospectus for the Copley Fund, Inc. I release the Fund and their agents and representatives from all liability and agree to indemnify them from any and all losses, damages or costs for acting in good faith in accordance with instructions, including telephone instructions, believed to be genuine. I certify that I have the authority to establish this account and the information provided herein is accurate and complete. I agree to notify the Copley Fund, Inc. promptly, in writing, if any information contained in this application contained in this application changes.

Signature	Title
Signature	Title
Date

SYSTEMATIC WITHDRAWAL APPLICATION

Systematic Withdrawal Program: A shareholder whose Copley Fund, Inc. shares have a current value of $10,000 or more may initiate a program which provides for monthly payment of a fixed sum realized from the liquidation of shares. See Prospectus for detailed explanation.

(PLEASE PRINT OR TYPE)

SYSTEMATIC WITHDRAWAL AMOUNT $

MONTH TO BEGIN

(Circle One)	Monthly	Quarterly	Semi-Annually	Annually

Check is to be made payable and sent to:

Name

Number and Street

City State Zip

Sign Here	Signature of Individual Shareholder, Corporate Officer, Trustee, Custodian	Signature of Joint Tenant

Medallion Signature Guaranteed

Title of Corporate Officer or Capacity of Fiduciary	Authorized Signature

NOTE:  If this application is being completed by a person or persons acting in a representative or fiduciary capacity or if the systematic withdrawal amount selected is $1,000.00 or more, the signature(s) must be medallion signature guaranteed by a trust company or a commercial bank that is a member of the Federal Reserve System or by a member firm of a domestic stock exchange or a member of the National Association of Securities Dealers, Inc., or by a savings bank or a savings and loan association or credit union. Notarizations by a Notary Public are not acceptable. Applications filed by a person(s) acting in a representative capacity, e.g., corporate officers, trustees, executors, etc., must accompany this application with evidence of their appointment and authority to act in form satisfactory to the Fund’s transfer agent.

MAIL COMPLETED APPLICATION TO:

COPLEY FUND, INC.
c/o Gemini Fund Services, LLC
17605 Wright St.
Omaha, NE 68137

COPLEY FUND, INC.

PROSPECTUS
June 28, 2013

WHERE TO FIND MORE INFORMATION

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated June 28, 2013, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund’s holdings and contain information from the Fund’s investment adviser about strategies and recent market conditions and trends that significantly affected the Fund’s performance during the year. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION

By Telephone:	Call toll-free at 877-881-2751
By Mail:	Write to us: Copley Fund, Inc. c/o Gemini Fund Services, LLC 17605 Wright St. Omaha, NE 68137

From the SEC:  You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov. You may review and copy documents at the SEC’s Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfosec.gov.

Investment Company Act Registration Number 811-2815.